UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022 (May 11, 2022)

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York 10020

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
5.75% Series A-2 Junior Subordinated Debentures	AIG 67BP	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Stock Purchase Rights		New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2022, American International Group, Inc. (“AIG”) held its Annual Meeting of Shareholders. The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

Proposal 1 – Election of Directors: Our shareholders elected the following ten directors to serve until the 2023 Annual Meeting or until a successor is duly elected and qualified. The voting results for each of the nominees were as follows:

	For	%[1]	Against	Abstain	Broker Non- Votes
James Cole, Jr.	668,265,931	96.89	21,383,003	211,511	30,343,891
W. Don Cornwell	581,103,960	85.14	101,379,603	7,376,882	30,343,891
William G. Jurgensen	614,859,776	89.15	74,790,053	210,616	30,343,891
Linda A. Mills	669,895,967	97.13	19,758,085	206,393	30,343,891
Thomas F. Motamed	680,988,050	98.74	8,655,716	216,679	30,343,891
Peter R. Porrino	685,200,408	99.35	4,447,878	212,159	30,343,891
John G. Rice	688,325,541	99.81	1,305,472	229,432	30,343,891
Douglas M. Steenland	576,402,691	83.57	113,252,372	205,382	30,343,891
Therese M. Vaughan	681,633,381	98.83	8,021,901	205,163	30,343,891
Peter Zaffino	657,753,981	95.51	30,895,288	1,211,176	30,343,891

Proposal 2 – Non-binding Advisory Vote to Approve Executive Compensation: Our shareholders approved the 2021 compensation of AIG’s named executives. The voting results were as follows:

For	%[1]	Against	Abstain	Broker Non- Votes
650,402,179	94.36	38,841,530	616,736	30,343,891

Proposal 3 – Ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as AIG’s independent registered public accounting firm for 2022: Our shareholders ratified the selection of PwC as our independent registered public accounting firm for 2022. The voting results were as follows:

For	%[1]	Against	Abstain	Broker Non- Votes
652,749,541	90.66	67,241,561	213,234	0

Proposal 4 – Shareholder Proposal to Reduce the Threshold to Call Special Meetings from 25 Percent to 10 Percent: Our shareholders did not approve this proposal. The voting results were as follows:

For	%[1]	Against	Abstain	Broker Non- Votes
265,331,710	38.49	423,883,434	645,301	30,343,891

1 Votes cast “For” as a percentage of total votes cast “For” and “Against.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: May 13, 2022	By:	/s/ Ariel R. David
		Name:	Ariel R. David
		Title:	Vice President and Deputy Corporate Secretary